                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 2, 2001
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-13626                    75-2293354
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)



                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS

Conference Call Regarding 2nd Quarter Financial Results

         Horizon Health Corporation will provide an online Web simulcast of its second quarter ended February 28, 2001, earnings conference call on Wednesday, March 14, 2001, at 11:00 a.m. Eastern Time. The Company's results for the second quarter and six months ended February 28, 2001, will be released after the close of market on Tuesday, March 13, 2001.

         The live broadcast of Horizon Health Corporation's conference call will begin at 11:00 a.m. Eastern Time on March 14, 2001. A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company's website at www.horz.com or at www.streetevents.com.




                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HORIZON HEALTH CORPORATION

Date:    March 2, 2001                    By: /s/ Ronald C. Drabik
                                              ----------------------------------
                                              Ronald C. Drabik
                                              Senior Vice President, Finance and
                                              Administration